UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 2, 2006

CITIGROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York, New York	10043
(Address of principal executive offices)	(Zip Code)

(212) 559-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K

Item 1.01. Entry into a Material Definitive Agreement.

Attached hereto as Exhibit 10.1 is the Citigroup Management Committee Termination Notice and Non-Solicitation Policy, effective October 2, 2006 (the “CMC Policy”). The CMC Policy requires members of the Citigroup Management Committee to give 75 days advance notice of their intent to leave their employment with Citigroup Inc. or one of its subsidiaries. The CMC Policy also requires members of the Citigroup Management Committee to refrain from soliciting Citigroup employees during their employment with Citigroup and for a one-year period thereafter.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number

10.1	Citigroup Management Committee Termination Notice and Non-Solicitation Policy, effective October 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2006	CITIGROUP INC.

	By:	/s/ Michael S. Helfer
Name: Michael S. Helfer
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number

10.1	Citigroup Management Committee Termination Notice and Non-Solicitation Policy, effective October 2, 2006.